EMPOWER FUNDS, INC.

ARTICLES SUPPLEMENTARY

Empower Funds, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: On June 13, 2024, the Board of Directors of the Corporation, pursuant to the authority contained in the Corporation’s charter, and in accordance with Section 2-105(c) of the Maryland General Corporation Law, unanimously adopted resolutions approving:

1.	The decrease in the number of shares of stock of the Empower Ariel Mid Cap Value Fund that the Corporation shall have the authority to issue from four hundred thirty million (430,000,000) to zero (0).

2.

The decrease in the number of shares of stock of the Empower Government Money Market Fund that the Corporation shall have the authority to issue from three billion three hundred eighty-four million (3,384,000,000) to zero (0).

3.

The establishment of a new series of capital stock of the Corporation, each representing interests in a separate investment portfolio, and the creation of three new classes of shares, with a par value of $0.10 per share, of each such series to be designated as follows:

Series/Portfolio	Class
Empower Lifetime 2065 Fund	Institutional Class
Empower Lifetime 2065 Fund	Investor Class
Empower Lifetime 2065 Fund	Service Class

4.

The classification of eighty million (80,000,000) shares of the Corporation’s authorized but unissued stock to be allocated among the aforementioned new classes of capital stock as hereinafter set forth.

5.	The re-classification of the following shares of Common Stock of the Corporation as follows:

Previously Classified Shares (expressed in millions)	Re-Classified Shares (expressed in millions)
Empower Mid Cap Value Fund Institutional Class – 350	Empower Mid Cap Value Fund Institutional Class – 380
Empower Mid Cap Value Fund Investor Class – 120	Empower Mid Cap Value Fund Investor Class – 520

SECOND: The description of the aforementioned new series and new classes of capital stock of the Corporation, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, is as set forth in the Corporation’s charter, except that, notwithstanding anything in the charter to the contrary, with respect to the Empower Lifetime 2065 Fund:

(i)

Subject to compliance with the requirements of the Investment Company Act of 1940, as amended, the Board of Directors shall have the authority to provide that holders of shares of any of the aforementioned classes of stock of such series shall have the right to convert or exchange said shares into shares of one or more other classes of shares in accordance with such requirements and procedures (and subject to such conditions) as may be established by the Board of Directors and from time to time reflected in the registration statement of the Corporation.

(ii)

At such times as may be determined by the Board of Directors in accordance with the Investment Company Act of 1940, as amended, and applicable rules and regulations of the Financial Industry Regulatory Authority, or any successor organization, and from time to time reflected in the registration statement of the Corporation, shares (or certain shares) of a particular class of the aforementioned classes of stock of such series may be automatically converted into shares of another class of shares, subject, however, to any conditions of conversion that may be imposed by the Board of Directors and reflected in the registration statement of the Corporation. The terms and conditions of such conversion may vary between and among the classes to the extent determined by the Board of Directors and set forth in the registration statement of the Corporation.

THIRD: The aforementioned new series and classes of capital stock of the Corporation have been classified by the Board of Directors under the authority contained in the Corporation’s charter.

FOURTH: The shares of the Corporation reclassified pursuant to Articles Second of these Articles Supplementary have been so classified by the Board of Directors under the authority contained in the Articles of Amendment and Restatement of the Corporation.

FIFTH: Immediately prior to the effectiveness of these Articles Supplementary of the Corporation, the Corporation had the authority to issue thirty billion (30,000,000,000) shares of common stock of the par value of $0.10 per share and of the aggregate par value of three billion dollars ($3,000,000,000), of which the Board of Directors had designated twenty-six billion five hundred fifty million (26,550,000,000) shares into portfolios and classes and classified the shares of each portfolio and class as follows:

Previous Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Empower Aggressive Profile Fund	Institutional Class	85
Empower Aggressive Profile Fund	Investor Class	480
Empower Ariel Mid Cap Value Fund	Institutional Class	30
Empower Ariel Mid Cap Value Fund	Investor Class	400
Empower Bond Index Fund	Institutional Class	530
Empower Bond Index Fund	Investor Class	900
Empower Conservative Profile Fund	Institutional Class	30
Empower Conservative Profile Fund	Investor Class	800
Empower Conservative Profile Fund	Class L	120
Empower Core Bond Fund	Institutional Class	260
Empower Core Bond Fund	Investor Class	40
Empower Core Strategies: Flexible Bond Fund	Institutional Class	15

Previous Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Empower Core Strategies: Flexible Bond Fund	Investor Class	1,080
Empower Core Strategies: Inflation-Protected Securities Fund	Institutional Class	20
Empower Core Strategies: Inflation-Protected Securities Fund	Investor Class	500
Empower Core Strategies: International Equity Fund	Institutional Class	25
Empower Core Strategies: International Equity Fund	Investor Class	299
Empower Core Strategies: U.S. Equity Fund	Institutional Class	25
Empower Core Strategies: U.S. Equity Fund	Investor Class	300
Empower Emerging Markets Equity Fund	Institutional Class	230
Empower Emerging Markets Equity Fund	Investor Class	235
Empower Global Bond Fund	Institutional Class	330
Empower Global Bond Fund	Investor Class	35
Empower Government Money Market Fund	Institutional Class	1,600
Empower Government Money Market Fund	Investor Class	1,784
Empower High Yield Bond Fund	Institutional Class	170
Empower High Yield Bond Fund	Investor Class	210
Empower Inflation-Protected Securities Fund	Institutional Class	250
Empower Inflation-Protected Securities Fund	Investor Class	30
Empower International Growth Fund	Institutional Class	250
Empower International Growth Fund	Investor Class	20
Empower International Index Fund	Institutional Class	350
Empower International Index Fund	Investor Class	385
Empower International Value Fund	Institutional Class	560
Empower International Value Fund	Investor Class	350
Empower Large Cap Growth Fund	Institutional Class	400
Empower Large Cap Growth Fund	Investor Class	350
Empower Large Cap Value Fund	Institutional Class	700
Empower Large Cap Value Fund	Investor Class	130
Empower Large Cap Value Fund	Investor II Class	105
Empower Lifetime 2015 Fund	Institutional Class	80
Empower Lifetime 2015 Fund	Investor Class	230
Empower Lifetime 2015 Fund	Service Class	120
Empower Lifetime 2020 Fund	Institutional Class	22
Empower Lifetime 2020 Fund	Investor Class	210
Empower Lifetime 2020 Fund	Service Class	25

Previous Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Empower Lifetime 2025 Fund	Institutional Class	180
Empower Lifetime 2025 Fund	Investor Class	250
Empower Lifetime 2025 Fund	Service Class	235
Empower Lifetime 2030 Fund	Institutional Class	75
Empower Lifetime 2030 Fund	Investor Class	205
Empower Lifetime 2030 Fund	Service Class	20
Empower Lifetime 2035 Fund	Institutional Class	190
Empower Lifetime 2035 Fund	Investor Class	220
Empower Lifetime 2035 Fund	Service Class	280
Empower Lifetime 2040 Fund	Institutional Class	70
Empower Lifetime 2040 Fund	Investor Class	140
Empower Lifetime 2040 Fund	Service Class	35
Empower Lifetime 2045 Fund	Institutional Class	160
Empower Lifetime 2045 Fund	Investor Class	135
Empower Lifetime 2045 Fund	Service Class	170
Empower Lifetime 2050 Fund	Institutional Class	65
Empower Lifetime 2050 Fund	Investor Class	115
Empower Lifetime 2050 Fund	Service Class	35
Empower Lifetime 2055 Fund	Institutional Class	105
Empower Lifetime 2055 Fund	Investor Class	35
Empower Lifetime 2055 Fund	Service Class	105
Empower Lifetime 2060 Fund	Institutional Class	10
Empower Lifetime 2060 Fund	Investor Class	35
Empower Lifetime 2060 Fund	Service Class	35
Empower Mid Cap Value Fund	Institutional Class	350
Empower Mid Cap Value Fund	Investor Class	120
Empower Moderate Profile Fund	Institutional Class	85
Empower Moderate Profile Fund	Investor Class	1,050
Empower Moderate Profile Fund	Class L	130
Empower Moderately Aggressive Profile Fund	Institutional Class	75
Empower Moderately Aggressive Profile Fund	Investor Class	570
Empower Moderately Conservative Profile Fund	Institutional Class	60
Empower Moderately Conservative Profile Fund	Investor Class	380
Empower Moderately Conservative Profile Fund	Class L	70

Previous Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Empower Multi-Sector Bond Fund	Institutional Class	295
Empower Multi-Sector Bond Fund	Investor Class	200
Empower Real Estate Index Fund	Institutional Class	200
Empower Real Estate Index Fund	Investor Class	185
Empower S&P 500® Index Fund	Institutional Class	650
Empower S&P 500® Index Fund	Investor Class	550
Empower S&P Mid Cap 400® Index Fund	Institutional Class	300
Empower S&P Mid Cap 400® Index Fund	Investor Class	250
Empower S&P Mid Cap 400® Index Fund	Class L	60
Empower S&P Small Cap 600® Index Fund	Institutional Class	300
Empower S&P Small Cap 600® Index Fund	Investor Class	240
Empower S&P Small Cap 600® Index Fund	Class L	10
Empower SecureFoundation® Balanced ETF Fund	Class A	20
Empower SecureFoundation® Balanced Fund	Institutional Class	200
Empower SecureFoundation® Balanced Fund	Investor Class	190
Empower SecureFoundation® Balanced Fund	Service Class	80
Empower SecureFoundation® Balanced Fund	Class L	140
Empower Short Duration Bond Fund	Institutional Class	175
Empower Short Duration Bond Fund	Investor Class	40
Empower Small Cap Growth Fund	Institutional Class	60
Empower Small Cap Growth Fund	Investor Class	15
Empower Small Cap Value Fund	Institutional Class	250
Empower Small Cap Value Fund	Investor Class	65
Empower T. Rowe Price Mid Cap Growth Fund	Institutional Class	690
Empower T. Rowe Price Mid Cap Growth Fund	Investor Class	125
Empower U.S. Government Securities Fund	Institutional Class	165
Empower U.S. Government Securities Fund	Investor Class	200

Unclassified Capital Stock:		3,450

Total:		30,000

As supplemented hereby, the Corporation’s Articles of Amendment and Restatement authorize the issuance of thirty billion (30,000,000,000) shares of common stock of the par value of $0.10 per share and of the aggregate par value of three billion dollars ($3,000,000,000), classified as follows:

Current Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Empower Aggressive Profile Fund	Institutional Class	85
Empower Aggressive Profile Fund	Investor Class	480
Empower Bond Index Fund	Institutional Class	530
Empower Bond Index Fund	Investor Class	900
Empower Conservative Profile Fund	Institutional Class	30
Empower Conservative Profile Fund	Investor Class	800
Empower Conservative Profile Fund	Class L	120
Empower Core Bond Fund	Institutional Class	260
Empower Core Bond Fund	Investor Class	40
Empower Core Strategies: Flexible Bond Fund	Institutional Class	15
Empower Core Strategies: Flexible Bond Fund	Investor Class	1,080
Empower Core Strategies: Inflation-Protected Securities Fund	Institutional Class	20
Empower Core Strategies: Inflation-Protected Securities Fund	Investor Class	500
Empower Core Strategies: International Equity Fund	Institutional Class	25
Empower Core Strategies: International Equity Fund	Investor Class	299
Empower Core Strategies: U.S. Equity Fund	Institutional Class	25
Empower Core Strategies: U.S. Equity Fund	Investor Class	300
Empower Emerging Markets Equity Fund	Institutional Class	230
Empower Emerging Markets Equity Fund	Investor Class	235
Empower Global Bond Fund	Institutional Class	330
Empower Global Bond Fund	Investor Class	35
Empower High Yield Bond Fund	Institutional Class	170
Empower High Yield Bond Fund	Investor Class	210
Empower Inflation-Protected Securities Fund	Institutional Class	250
Empower Inflation-Protected Securities Fund	Investor Class	30
Empower International Growth Fund	Institutional Class	250
Empower International Growth Fund	Investor Class	20
Empower International Index Fund	Institutional Class	350
Empower International Index Fund	Investor Class	385
Empower International Value Fund	Institutional Class	560
Empower International Value Fund	Investor Class	350
Empower Large Cap Growth Fund	Institutional Class	400

Current Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Empower Large Cap Growth Fund	Investor Class	350
Empower Large Cap Value Fund	Institutional Class	700
Empower Large Cap Value Fund	Investor Class	130
Empower Large Cap Value Fund	Investor II Class	105
Empower Lifetime 2015 Fund	Institutional Class	80
Empower Lifetime 2015 Fund	Investor Class	230
Empower Lifetime 2015 Fund	Service Class	120
Empower Lifetime 2020 Fund	Institutional Class	22
Empower Lifetime 2020 Fund	Investor Class	210
Empower Lifetime 2020 Fund	Service Class	25
Empower Lifetime 2025 Fund	Institutional Class	180
Empower Lifetime 2025 Fund	Investor Class	250
Empower Lifetime 2025 Fund	Service Class	235
Empower Lifetime 2030 Fund	Institutional Class	75
Empower Lifetime 2030 Fund	Investor Class	205
Empower Lifetime 2030 Fund	Service Class	20
Empower Lifetime 2035 Fund	Institutional Class	190
Empower Lifetime 2035 Fund	Investor Class	220
Empower Lifetime 2035 Fund	Service Class	280
Empower Lifetime 2040 Fund	Institutional Class	70
Empower Lifetime 2040 Fund	Investor Class	140
Empower Lifetime 2040 Fund	Service Class	35
Empower Lifetime 2045 Fund	Institutional Class	160
Empower Lifetime 2045 Fund	Investor Class	135
Empower Lifetime 2045 Fund	Service Class	170
Empower Lifetime 2050 Fund	Institutional Class	65
Empower Lifetime 2050 Fund	Investor Class	115
Empower Lifetime 2050 Fund	Service Class	35
Empower Lifetime 2055 Fund	Institutional Class	105
Empower Lifetime 2055 Fund	Investor Class	35
Empower Lifetime 2055 Fund	Service Class	105
Empower Lifetime 2060 Fund	Institutional Class	10
Empower Lifetime 2060 Fund	Investor Class	35
Empower Lifetime 2060 Fund	Service Class	35

Current Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Empower Lifetime 2065 Fund	Institutional Class	10
Empower Lifetime 2065 Fund	Investor Class	35
Empower Lifetime 2065 Fund	Service Class	35
Empower Mid Cap Value Fund	Institutional Class	380
Empower Mid Cap Value Fund	Investor Class	520
Empower Moderate Profile Fund	Institutional Class	85
Empower Moderate Profile Fund	Investor Class	1,050
Empower Moderate Profile Fund	Class L	130
Empower Moderately Aggressive Profile Fund	Institutional Class	75
Empower Moderately Aggressive Profile Fund	Investor Class	570
Empower Moderately Conservative Profile Fund	Institutional Class	60
Empower Moderately Conservative Profile Fund	Investor Class	380
Empower Moderately Conservative Profile Fund	Class L	70
Empower Multi-Sector Bond Fund	Institutional Class	295
Empower Multi-Sector Bond Fund	Investor Class	200
Empower Real Estate Index Fund	Institutional Class	200
Empower Real Estate Index Fund	Investor Class	185
Empower S&P 500® Index Fund	Institutional Class	650
Empower S&P 500® Index Fund	Investor Class	550
Empower S&P Mid Cap 400® Index Fund	Institutional Class	300
Empower S&P Mid Cap 400® Index Fund	Investor Class	250
Empower S&P Mid Cap 400® Index Fund	Class L	60
Empower S&P Small Cap 600® Index Fund	Institutional Class	300
Empower S&P Small Cap 600® Index Fund	Investor Class	240
Empower S&P Small Cap 600® Index Fund	Class L	10
Empower SecureFoundation® Balanced ETF Fund	Class A	20
Empower SecureFoundation® Balanced Fund	Institutional Class	200
Empower SecureFoundation® Balanced Fund	Investor Class	190
Empower SecureFoundation® Balanced Fund	Service Class	80
Empower SecureFoundation® Balanced Fund	Class L	140
Empower Short Duration Bond Fund	Institutional Class	175
Empower Short Duration Bond Fund	Investor Class	40
Empower Small Cap Growth Fund	Institutional Class	60
Empower Small Cap Growth Fund	Investor Class	15

Current Classification of Shares
Series/Portfolio	Class	Authorized Shares (expressed in millions)
Empower Small Cap Value Fund	Institutional Class	250
Empower Small Cap Value Fund	Investor Class	65
Empower T. Rowe Price Mid Cap Growth Fund	Institutional Class	690
Empower T. Rowe Price Mid Cap Growth Fund	Investor Class	125
Empower U.S. Government Securities Fund	Institutional Class	165
Empower U.S. Government Securities Fund	Investor Class	200

Unclassified Capital Stock:		6,754

Total:		30,000

SIXTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

SEVENTH: These Articles Supplementary shall be effective on October 25, 2024.

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 IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed, and witnessed, in its name and on its behalf by its undersigned officers who acknowledge that these Articles Supplementary are the act of the Corporation; that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects; and that this statement is made under the penalties of perjury.

EMPOWER FUNDS, INC.

By: /s/ Jonathan D. Kreider
Name: Jonathan D. Kreider
Title: President & Chief Executive Officer

ATTEST:

By: /s/ Ryan L. Logsdon
Name: Ryan L. Logsdon
Title: Chief Legal Officer & Secretary